                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             PMC Commercial Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                              PMC COMMERCIAL TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             WEDNESDAY, MAY 15, 2002


To the Shareholders of
PMC COMMERCIAL TRUST:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust, a Texas real estate investment trust (the "Company"), will be held at 18111 Preston Road, Suite 600, Dallas, Texas, on Wednesday, May 15, 2002, at 11:00 a.m. local time for the following purposes:

         (i) To elect seven trust managers to hold office until the next annual meeting of shareholders and until their respective successors shall have been elected and qualified;

         (ii) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the year ending December 31, 2002; and

         (iii) To transact any and all other business that may properly come before the Annual Meeting.

         Only holders of record of the common shares of beneficial interest (the "Common Shares") at the close of business on April 1, 2002, will be entitled to notice of and to vote at the Annual Meeting, notwithstanding any transfer of Common Shares on the books of the Company after such record date.

         A copy of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 2001 accompanies this Notice of Annual Meeting of Shareholders.

         It is important that a majority of the outstanding Common Shares be represented at the Annual Meeting in person or by proxy. Therefore, you are requested to forward your proxy in order that you will be represented, whether or not you expect to attend in person. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                                         By Order of the Board of Trust Managers

                                         /s/ LANCE B. ROSEMORE

                                         Lance B. Rosemore
                                         Secretary

Dated:  April 19, 2002

                              PMC COMMERCIAL TRUST
                          18111 PRESTON ROAD, SUITE 600
                               DALLAS, TEXAS 75252

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD WEDNESDAY, MAY 15, 2002

         This Proxy Statement, together with the enclosed proxy, is being sent on or about April 19, 2002, to inform you of the matters that will be acted upon at the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust, a Texas real estate investment trust (the "Company"), to be held at 18111 Preston Road, Suite 600, Dallas, Texas on Wednesday, May 15, 2002, at 11:00 a.m.

         The enclosed proxy is solicited by and on behalf of the Board of Trust Managers of the Company. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

         In addition to solicitation by mail, officers of the Company may solicit proxies from shareholders by telephone, telefax or personal interview. Such persons will receive no compensation for such services. The Company also intends to request persons holding the Company's common shares of beneficial interest (the "Common Shares") in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing.

                         RECORD DATE; VOTING SECURITIES

         The only outstanding securities of the Company that shall have the right to vote at the Annual Meeting are the Common Shares, each share of which entitles the holder thereof to one vote. Only holders of record of the Common Shares at the close of business on April 1, 2002 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were outstanding and entitled to vote 6,432,870 Common Shares.

                               PURPOSE OF MEETING

         At the Annual Meeting, action will be taken: (i) to elect seven trust managers to hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualified; (ii) to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the year ending December 31, 2002; and (iii) to transact any and all other business that may properly come before the Annual Meeting. The Board of Trust Managers does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Shareholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Trust Managers of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 2001, return it in the envelope provided for that purpose. Valid proxies will be voted at the Annual Meeting and at any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for trust managers set forth in this Proxy Statement and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the year ending December 31, 2002.

                              RIGHT TO REVOKE PROXY

         Any shareholder giving the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding Common Shares at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum shall be present or represented. If a quorum is present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum present, provided that there remain at the Annual Meeting, present or represented by proxy, the holders of at least one-third of the Common Shares entitled to vote.

         Each Common Share may be voted for up to seven individuals (the number of trust managers to be elected) as trust managers of the Company. To be elected, each nominee must receive the affirmative vote of the holders of two-thirds of the Common Shares represented and voting at the Annual Meeting. It is intended that, unless authorization to vote for one or more nominees for trust manager is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

         Approval of a majority of the Common Shares represented and voting at the Annual Meeting will be necessary for ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the year ending December 31, 2002.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes cast on proposals presented to shareholders.

         The Texas Real Estate Investment Trust Act and the Company's Bylaws do not specifically address the treatment of abstentions and broker non-votes. The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                          I. ELECTION OF TRUST MANAGERS

         A board of seven trust managers, to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified, is to be elected at the Annual Meeting. Each of the nominees has consented to serve as a trust manager if elected. If any of the nominees shall become unable to stand for election as a trust manager at the Annual Meeting (an event not now anticipated by the Board of Trust Managers), proxies will be voted for such substitute as shall be designated by the Board of Trust Managers. The following table sets forth for each nominee for election as a trust manager of the Company his or her age, principal occupation, position with the Company, if any, and certain other information. THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

             NAME         AGE               PRINCIPAL OCCUPATION                  TRUST MANAGER SINCE
             ----         ---               --------------------                  -------------------
Nathan G. Cohen            56    Mr. Cohen has been Controller/CFO of Yumi            May 1994
                                 Ice Cream Company, Inc., a distributor of
                                 specialty and novelty ice cream products
                                 since August, 2001.  Prior thereto, he
                                 was the Controller of ATCO Rubber
                                 Products, Inc. from November 1984 to 2001.

Martha R. Greenberg        50    Dr. Greenberg has practiced optometry for            May 1996
                                 28 years in Russellville, Alabama and
                                 currently serves on the Board of Trustees
                                 of Southern College of Optometry.  Dr.
                                 Greenberg has been a director of PMC
                                 Capital, Inc., an affiliate of the
                                 Company ("PMC Capital"), since 1984.  Dr.
                                 Greenberg is not related to Mr. Roy H.
                                 Greenberg, but is the sister of Mr. Lance
                                 B. Rosemore and Dr. Andrew S. Rosemore.

Roy H. Greenberg           44    Mr. Greenberg has been the President of              September 1993
                                 Whitehall Real Estate, Inc., a real
                                 estate management firm, since December
                                 1989.  Prior thereto, he was Vice
                                 President of GHR Realty Holding Group,
                                 Inc., a real estate management company,
                                 from June 1985 to December 1989.

Irving Munn                53    Mr. Munn is a financial advisor and has              September 1993
                                 been the President of Munn & Morris
                                 Financial Advisors, Inc. since July
                                 1999.  He has been a registered
                                 representative with Raymond James
                                 Financial Services since 1997.  As a
                                 certified public accountant, he was a
                                 principal of Kaufman, Munn and
                                 Associates, P.C., a public accounting
                                 firm, since 1990 and President from 1993
                                 to November 2000.  He has also practiced
                                 as a sole proprietor since that time.

             NAME         AGE               PRINCIPAL OCCUPATION                  TRUST MANAGER SINCE
             ----         ---               --------------------                  -------------------
Andrew S. Rosemore         55    Dr. Rosemore has been Chairman of the                June 1993
                                 Board of Trust Managers since January
                                 1994 and has been Executive Vice
                                 President, Chief Operating Officer and
                                 Treasurer of the Company since June
                                 1993.  He has also been the Chief
                                 Operating Officer of PMC Capital since
                                 May 1992 and Executive Vice President of
                                 PMC Capital since 1990.  From 1988 to May
                                 1990, Dr. Rosemore was Vice President of
                                 PMC Capital and from 1989 to August 1999
                                 was a director of PMC Capital.

Lance B. Rosemore          53    Mr. Rosemore has been President, Chief               June 1993
                                 Executive Officer and Secretary of the
                                 Company since June 1993.  He has also
                                 been Chief Executive Officer of PMC
                                 Capital since May 1992 and President of
                                 PMC Capital since 1990. From 1990 to May
                                 1992, Mr.  Rosemore was Chief Operating
                                 Officer of PMC Capital.  Mr. Rosemore has
                                 been Secretary of PMC Capital since 1983
                                 and employed by that company since 1979.
                                 Mr. Rosemore has been a director of PMC
                                 Capital since 1983.

Ira Silver                 57    Dr. Silver is currently a Visiting                   May 1996
                                 Professor of Economics and Finance at The
                                 University of Dallas.  Formerly, he was
                                 Assistant Director of Planning and
                                 Analysis and Chief Economist at JCPenney
                                 where he spent 22 years.  Dr. Silver was
                                 a director of PMC Capital from 1992
                                 through 1994.  Dr. Silver holds a Ph.D.
                                 in Economics from the City University of
                                 New York.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUST MANAGERS

         During the year ended December 31, 2001, the Board of Trust Managers held four regular meetings and no special meetings. Each of the trust managers attended at least 75% of all meetings held by the Board of Trust Managers. The Board of Trust Managers has an Audit Committee but does not have an Executive Committee, Compensation Committee or Nominations Committee.

         The Audit Committee is comprised of Messrs. Cohen and Munn and Dr. Silver. The function of the Audit Committee is to review with management and the independent public accountants the quarterly and annual results of operations, the accounting and reporting policies and the adequacy of internal controls. The Audit Committee also recommends to the Board of Trust Managers the independent public accountants to serve for the following year, approves the type and scope of services to be performed by the public accountants and reviews the related costs. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 2001, held four meetings.

COMPENSATION OF TRUST MANAGERS

         During 2001, the non-employee members of the Board of Trust Managers received a retainer of $4,000 and a fee for attending meetings of the Board of Trust Managers and Audit Committee. The non-employee trust managers will be reimbursed by the Company for their expenses related to attending board or committee meetings. For the year ended December 31, 2001, Messrs. Cohen and Munn received $8,200, Dr. Silver received $7,000 and Dr. Greenberg and Mr. Greenberg received $6,000 for services rendered as trust managers.

         The Company's 1993 Trust Managers Share Option Plan as amended (the "Trust Managers Plan") automatically grants options to purchase 2,000 Common Shares to each non-employee trust manager on the first business day of June after such trust manager takes office and additional options to purchase 1,000 Common Shares are granted on the first business day of June thereafter so long as such trust manager is re-elected to serve as a trust manager. Such options are priced at the fair market value of the Common Shares (the closing price) on the date of grant. The options granted under the Trust Managers Plan become exercisable one year after date of grant and expire if not exercised on the earlier of (i) thirty (30) days after the option holder no longer holds office as a trust manager for any reason and (ii) within five (5) years after the date of grant. In 2001, each of Messrs. Cohen, Greenberg and Munn and Drs. Greenberg and Silver was granted an option to acquire 1,000 Common Shares on June 1, 2001, at an exercise price of $13.50 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee and no salaried employees.

EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the executive officers of the Company, all positions held with the Company by each individual and a description of the business experience of each individual for at least the past five years.

         Name                Age                                  Title
         ----                ---                                  -----
Andrew S. Rosemore            55       Chairman of the Board, Executive Vice President,
                                          Chief Operating Officer and Treasurer

Lance B. Rosemore             53       President, Chief Executive Officer and Secretary

Jan F. Salit                  51       Executive Vice President, Chief Investment Officer
                                          and Assistant Secretary

Barry N. Berlin               41       Chief Financial Officer

Mary J. Brownmiller           47       Senior Vice President

Cheryl T. Murray              35       General Counsel

         For a description of the business experience of Dr. Andrew S. Rosemore and Mr. Lance B. Rosemore, see "Election of Trust Managers" above.

         MR. SALIT has been Executive Vice President of the Company since June 1993, and Chief Investment Officer and Assistant Secretary since January 1994. He has also been Executive Vice President of PMC Capital since May 1993 and Chief Investment Officer and Assistant Secretary of PMC Capital since March 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

         MR. BERLIN has been Chief Financial Officer of the Company since June 1993. Mr. Berlin has also been Chief Financial Officer of PMC Capital since November 1992. From August 1986 to November 1992, he was an audit manager with Imber and Company, Certified Public Accountants. Mr. Berlin is a certified public accountant.

         MS. BROWNMILLER has been Senior Vice President of the Company since June 1993. Ms. Brownmiller has also been Senior Vice President of PMC Capital since 1992 and Vice President of PMC Capital since November 1989. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Administration ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer. Ms. Brownmiller is a certified public accountant.

         MS. MURRAY has been General Counsel of the Company since March 1994. Ms. Murray has also been General Counsel of PMC Capital since March 1994. From 1992 to 1994 she was associated with the law firm of

Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.

ANNUAL AND LONG-TERM COMPENSATION

         The Company's direction and policies are established by the Board of Trust Managers and implemented by the President and Chief Executive Officer. To assist in such implementation, the Company has retained PMC Asset Management, Inc., a Texas corporation and an indirect wholly-owned subsidiary of PMC Capital (the "Investment Manager"), pursuant to Investment Management Agreements, the first of which was originally entered into with the Investment Manager or its predecessor on December 27, 1993 for management of the Company's loans. The Company's property acquisitions are supervised by PMC Advisers, Ltd., a Texas limited partnership and an indirect wholly-owned subsidiary of PMC Capital, pursuant to a separate agreement entered into in June 1999. The Investment Management Agreements are annual agreements up for renewal in June 2002. Pursuant to the Investment Management Agreements, the Investment Manager will, under the supervision of the trust managers, identify, evaluate, structure and close the investments to be made by the Company, arrange debt financing for the Company, subject to the approval of the non-employee trust managers, and be responsible for monitoring the investments made by the Company. All of the officers of the Company are officers of the Investment Manager. Accordingly, executive officers of the Company are not paid directly by the Company for their services as officers of the Company. However, in accordance with the terms of the Company's 1993 Employee Share Option Plan (the "Employee Plan"), each of the Company's executive officers may be awarded options to purchase Common Shares.

         None of the executive officers of the Company (the "Executive Officers") was paid any compensation by the Company for their services to the Company during the fiscal year ended December 31, 2001.

OPTION GRANTS

         The following table sets forth information regarding stock options granted to each of the Executive Officers under the Employee Plan in the fiscal year ended December 31, 2001.

                                                                                                Potential Realizable
                                                                                                      Value at
                                                                                                Assumed Annual Rates
                             Number of        % of Total                                           of Share Price
                             Securities         Options                                           Appreciation for
                         Underlying Options    Granted to                                            Option Term
                              Granted         Employees in   Exercise Price       Final          -------------------
        Name                    (#)           Fiscal Year      ($/Share)      Exercise Date       (5%)        (10%)
        ----             ------------------   -----------    --------------   -------------      -------     -------
Andrew S. Rosemore             7,500             14.3%          $13.125          12/13/06        $27,196     $60,097
Lance B. Rosemore              7,500             14.3%           13.125          12/13/06         27,196      60,097
Jan F. Salit                   7,500             14.3%           13.125          12/13/06         27,196      60,097
Barry N. Berlin                7,500             14.3%           13.125          12/13/06         27,196      60,097
Mary J. Brownmiller            2,000              3.8%           13.125          12/13/06          7,252      16,026
Cheryl T. Murray               4,000              7.6%           13.125          12/13/06         14,505      32,052

OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth, for each of the Executive Officers, information regarding exercise of stock options during the fiscal year ended December 31, 2001 and the value of unexercised stock options as of December 31, 2001. The closing price for the Common Shares, as reported by the American Stock Exchange, on December 31, 2001 (the last trading day of the fiscal year) was $13.50.

                                                            Number of Securities
                                 Shares                    Underlying Unexercised        Value of Unexercised In-
                                Acquired                         Options at                the-Money Options at
                                   on         Value           December 31, 2001             December 31, 2001
                                Exercise    Realized     (exercisable/unexercisable)   (exercisable/unexercisable)
         Name                     (#)          ($)                    (#)                          ($)
      ----------                --------    --------     ---------------------------   ---------------------------
Andrew S. Rosemore               9,500      $42,038              26,250 (e)/                   $22,469 (e)/
                                                                     -- (u)                         -- (u)
Lance B. Rosemore                9,500       42,038              26,250 (e)/                    22,469 (e)/
                                                                     -- (u)                         -- (u)
Jan F. Salit                     9,000       39,825              25,250 (e)/                    22,469 (e)/
                                                                     -- (u)                         -- (u)
Barry N. Berlin                  9,000       39,825              25,250 (e)/                    22,469 (e)/
                                                                     -- (u)                         -- (u)
Mary J. Brownmiller              1,474        5,454               9,776 (e)/                     7,610 (e)/
                                                                     -- (u)                         -- (u)
Cheryl T. Murray                 2,000       10,500              15,250 (e)/                    19,250 (e)/
                                                                     -- (u)                         -- (u)

----------

(u)      Options are not exercisable within 60 days of the date hereof.

(e)      Options are exercisable within 60 days of the date hereof.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Common Shares with the cumulative total return of the S&P 500 Index, the SNL All Hybrid REITs index and the PMC Commercial Trust Peer Group which consists of the publicly traded mortgage REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market's National Market for the period from January 1, 1996 through December 31, 2001 assuming an investment of $100 on January 1, 1996 and the reinvestment of dividends. The SNL All Hybrid REITs index consists of those real estate investment trusts identified by SNL Financial LC1 which own both mortgage loans and equity interests in real estate and are traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market's National Market. The entities included in the SNL All Hybrid REITs index include substantially all of the members of PMC Commercial Trust's peer group as identified in its 1998 Proxy Statement. The share price performance shown on the graph is not necessarily indicative of future price performance.

         The graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

                               [PERFORMANCE GRAPH]


                                                           PERIOD ENDING
                                  ---------------------------------------------------------------
INDEX                             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                  --------   --------   --------   --------   --------   --------
PMC Commercial Trust                100.00     122.09     112.68      78.92      80.78     139.69
S&P 500                             100.00     133.37     171.44     207.52     188.62     166.22
SNL All Hybrid REITs                100.00     118.29      82.35      51.97      39.18      77.50
PMC Commercial Trust Peer Group     100.00      94.43      81.04      41.70      50.62      85.39


----------

(1) SNL Financial LC is a leading provider of database information to the REIT industry.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 31, 2002, the only shareholder known to the management of the Company to own beneficially more than 5% of the outstanding Common Shares was as follows:

                                                 Amount and Nature
         Name and Address                          of Beneficial            Percent
         of Beneficial Owner                         Ownership              of Class
         -------------------                     -----------------          --------
         Peter B. Cannell & Co., Inc.            519,000 shares(1)            8.1%
         645 Madison Avenue
         New York, New York 10022

----------

(1) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on February 7, 2002. Peter B. Cannell & Co., Inc. ("Cannell") is a registered investment adviser and the shares reported on the Schedule 13G are held in client discretionary investment advisory accounts. While Cannell may be deemed to be the beneficial owner of these shares under the rules of the Securities and Exchange Commission, Cannell disclaims any beneficial interest of all such Common Shares.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of outstanding Common Shares beneficially owned, directly or indirectly, by each trust manager, each Executive Officer and all trust managers and Executive Officers of the Company as a group, and the components of such beneficial ownership, at March 31, 2002. Each trust manager or Executive Officer has sole voting and investment power over the Common Shares indicated below as being beneficially owned by such person.

                                      Common                         Common Shares
                                      Shares                              of                Percent of
                                        of                              Beneficial         Common Shares
                                    Beneficial       Unexercised       Interest            of Beneficial
                                     Interest          Options           Owned            Interest Owned
                                      Owned          Exercisable      Beneficially          Beneficially
                                   -------------     ------------    --------------    ----------------------
Andrew S. Rosemore(1)                   214,375           26,250           240,625             3.7%
Lance B. Rosemore(2)                     77,041           26,250           103,291             1.6%
Jan F. Salit                             10,653           25,250            35,903               *
Barry N. Berlin(3)                        9,371           25,250            34,621               *
Mary J. Brownmiller                       1,474            9,776            11,250               *
Cheryl T. Murray                          2,200           15,250            17,450               *
Nathan G. Cohen(4)                        5,600            5,000            10,600               *
Martha Greenberg(5)                      62,874            5,000            67,874             1.1%
Roy H. Greenberg                          6,000            4,000            10,000               *
Irving Munn(6)                            3,000            4,000             7,000               *
Ira Silver                                3,000            4,000             7,000               *
Trust Managers and Executive
  Officers as a group (11 persons)      395,588          150,026           545,614             8.5%

----------

* Less than 1%.

(1) Includes 153,140 shares held in his individual retirement accounts, 4,770 shares held in a trust of which Dr. Rosemore is the beneficiary, 23,475 shares held by a partnership of which Dr. Rosemore and his wife are general partners and 1,290 shares held in the name of his children.

(2) Includes 3,442 shares held in the name of his minor children, and 5,100 shares held in a trust of which Mr. Rosemore is the beneficiary, 537 shares held in an individual retirement account and 82 shares held in the name of his wife.

(3)      Includes 136 shares held in the name of his minor child.

(4)      Includes 1,500 shares held in the name of his wife.

(5) Includes 3,000 shares held in an individual retirement account and 1,881 shares held in the name of her children. Does not include 300 shares held by her husband.

(6)      Includes 200 shares held in the name of his children.

               II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Management recommends that shareholders ratify the Board of Trust Managers' selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending December 31, 2002. PricewaterhouseCoopers LLP has examined the accounts of the Company since its organization. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. In addition, such representatives are expected to be available to respond to appropriate questions from shareholders.

         PricewaterhouseCoopers LLP has provided the Company with audit services since June 1993. Services provided included the examination of annual financial statements, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls and consultation on financial accounting and reporting matters.

PRINCIPAL ACCOUNTING FIRM FEES

         Aggregate fees billed to the Company and its subsidiaries for the fiscal year ending December 31, 2001 by the Company's principal accounting firm, PricewaterhouseCoopers LLP, are set forth below:

Audit Fees and Quarterly Reviews.......................           $71,765

Tax Returns and Compliance.............................           $23,607(a)

----------

(a) The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant's independence.

         THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Trust Managers, the Audit Committee of the Board of Trust Managers assists the Board of Trust Managers in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and budget and staffing. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Trust Managers that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board of Trust Managers concurred in such recommendation.

                                                     AUDIT COMMITTEE OF THE
                                                     BOARD OF TRUST MANAGERS


                                                     Nathan G. Cohen
                                                     Irving Munn
                                                     Ira Silver

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         To the Company's knowledge, based solely on the review of the copies of such reports filed with the Securities and Exchange Commission furnished to the Company and written representations of its incumbent trust managers and officers that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements were complied with.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

         Proposals of shareholders intended to be presented at the 2003 annual meeting of shareholders of the Company must be received at the Company's principal executive offices no later than December 20, 2002, in order to be included in the proxy statement and form of proxy for such meeting.

         It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of the number of Common Shares owned, to date, sign and return the enclosed proxy. The Company's Annual Report to Shareholders is being distributed along with this Proxy Statement. If you do not receive a copy of the Annual Report, please contact the Company's Investor Relations Department at (972) 349-3256 and one will be provided to you.


                                         By Order of the Board of Trust Managers

                                         /s/ LANCE B. ROSEMORE

                                         LANCE B. ROSEMORE
                                         Secretary

Dated:  April 19, 2002

                              PMC COMMERCIAL TRUST

        This Proxy is Solicited on Behalf of the Board of Trust Managers

         The undersigned hereby appoints Jan F. Salit and Barry N. Berlin, and each of them, Proxies with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the common shares of beneficial interest of PMC Commercial Trust held of record by the undersigned on April 1, 2002, at the Annual Meeting of Shareholders to be held in Dallas, Texas on Wednesday, May 15, 2002, at 11:00 a.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.


1.   ELECTION OF TRUST     [ ]  FOR all nominees listed   [ ] WITHHOLD AUTHORITY
     MANAGERS                   below (except as marked       to vote for all
                                to the contrary below)        nominees listed
                                                              below

    (INSTRUCTION:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

             Nathan G. Cohen, Martha R. Greenberg, Roy H. Greenberg, Irving Munn, Andrew S. Rosemore, Lance B. Rosemore, Ira Silver

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for 2002.

     [ ]  FOR                 [ ] AGAINST               [ ] ABSTAIN

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted "FOR" Items 1 and 2.

Please sign exactly as the name appears on this Proxy. When shares are held by joint tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature if held jointly


                                            Dated:                     , 2002
                                                  ---------------------

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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.
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